Exhibit 99.1

COMPANY UPDATE

December 2014

FORWARD LOOKING STATEMENTS

Outlooks, projections, estimates, targets and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.'s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013, which is available on our website at www.transatlanticpetroleum.com and on www.sec.gov. See also TransAtlantic's audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management's knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.

The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.

The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms "estimated ultimate recovery," "EUR," "probable," "possible," and "non-proven" reserves, "prospective resources" or "upside" or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company. There is no certainty that any portion of estimated prospective resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources.

Note on Possible Reserves: possible reserves are those additional reserves that are less certain to be recovered than probable reserves. There is a 10% probability that the quantities actually recovered will equal or exceed the sum of proved plus probable plus possible reserves.

Note on BOE: BOE (barrel of oil equivalent) is derived by converting natural gas to oil in the ratio of six thousand cubic feet (MCF) of natural gas to one barrel (bbl) of oil. BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Cover Photo: Şelmo field in southeastern Turkey.

2

FOCUSED ON ESTABLISHED, UNDEREXPLORED PETROLEUM SYSTEMS

TransAtlantic Petroleum Ltd.

- TransAtlantic Petroleum (NYSE-MKT: TAT) (TSX: TNP) is an international oil and gas company based in Dallas, Texas
- Applying proven, North American technology to known international hydrocarbon basins
  - High quality 3D seismic, horizontal wells, multistage stimulations
- Seek favorable commodity prices, royalty and tax rates, low production vs. consumption
- Achieved year-end 2014 guidance of more than 6,000 BOEPD in Turkey in November 2014 (~7,000 BOEPD including Albania)



Crude Oil
23.1 MMBO Proved Reserves
(84% YE 2013)
4,661 BOPD Net Production
(78% Q3 2014)
Natural Gas
26.4 BCF Proved Reserves
(16% YE 2013)
7.9 MMCFPD Net Production
(22% Q3 2014)
BOSNIA
SERBIA
ROMANIA
KOYNARE CONCESSION
SOFIA
BULGARIA
BLACK SEA
MONTENEGRO
KOSOVO
NORTHWEST TURKEY
ADRIATIC SEA
MACEDONIA
TIRANA
GORISHT, CAKRAN, BALLSH FIELDS
DELVINA FIELD
ALBANIA
GREECE
TEKIRDAG FIELD
OSMANLI FIELD
ISTANBUL
ANKARA
ARMENIA
AEGEAN SEA
TURKEY
SOUTHEAST TURKEY
IRAN
DIYARBAKIR
ŞELMO FIELD
MOLLA AREA
IDIL AREA
ATHENS
IRAQ
SYRIA
MEDITERRANEAN SEA

Note: Figures are TransAtlantic and Stream combined. Production is net average for Q3 2014 (TransAtlantic is three months ended 9/30/2014, Stream is three months ended 8/31/2014). Proved reserves are year end 2013 (TransAtlantic is DeGolyer and MacNaughton SEC reserves as of 12/31/2013, based on $102.07/barrel and $9.92/Mcf. Stream is Deloitte SEC reserves as of 11/30/2013, as revised on 4/29/2014).

3

OPERATING COUNTRIES’ FISCAL TERMS

TURKEY

12.5% royalty, no production tax

VAT exempt on exploration licenses, refunded on production leases

Pro?business and respect for rule of law

Produces <5% of oil and gas consumed

ALBANIA

12% royalty until 100% cost recovery

13?17% royalty and 50% net profit tax thereafter

VAT refundable

Produces <60% of oil consumed, consumes all available gas

BULGARIA

2.5% royalty until 150% cost recovery; graduated royalty thereafter to 35%

No production tax

Produces <5% of oil and gas consumed

Photo: Thrace Basin, Northwestern Turkey. Source: U.S. Energy Information Agency, as updated May 2013.

DEMONSTRATING COMBINED GROWTH

Avg. Netback/BOE:

TAT/SKO $73.67 $71.57 $

7,000 $ 45.0

5,973 5,987 $ 40.0 MM)1

6,000

5,621 US

5,271 973 954 $ 35.0 ( $

5,089

5,000 999 $30.3

SKO 880

/ 1,013 $ 30.0

AT $24.9 $26.0 EBITDAX

T

4,000 $23.1 $22.7 $27.5 $ 25.0

$24.1

(BOEPD) 3,000 $21.9 $ 20.0 Adjusted

$19.9 $20.9

les 5,000 5,033 $ 15.0

Sa 4,622

2,000 4,391

Net 4,076 $ 10.0

/

1,000 SKO

$3.2 $3.0 $2.8 $ 5.0

$1.8 $1.9 /

T

0 $ ? TA

Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014

T

1Adjusted EBITDAX is for continuing operations. Figures in blue represent TransAtlantic and those in red  represent Stream. Photo: Bahar field in southeastern Turkey.

NETBACK PRICE SENSITIVITY

- Royalty rates: 12.5% in Turkey, currently 12% in Albania, significantly below many royalty rates in the region
- Turkey increased its gas price 9% as of October 1, 2014, which will increase netbacks



Q3 2014 Results
$120
$100
$80
$60
$40
$20
$0
$/BOE, net
Benchmark Price:
$96.63
$(10.62)
$(8.91)
Operating Netback:
$77.10
$107.80
$(51.38)
$(11.61)
$44.81
$56.46
$(5.52)
$(7.56)
$43.38
Turkey Oil $/BO (net)
Albania Oil $/BO (net)
Turkey Gas $/BOE (net)
Operating Netback
Production Costs
Discount to Benchmark



Q3 2014 Results Adjusted for $70/BO Brent Price
$120
$100
$80
$60
$40
$20
$0
$/BOE, net
Benchmark Price With Oil Hedges:
$77.26
$70.00
$(10.62)
$(8.91)
$57.57
Benchmark Price:
$70.00
$(34.66)
$(11.61)
$23.73
$56.46
$(5.52)
$(7.56)
$43.38
Turkey Oil $/BO (net)
Albania Oil $/BO (net)
Turkey Gas $/BOE (net)
Operating Netback
Production Costs
Discount to Benchmark

Note: Figures are net to TransAtlantic. Natural gas is converted to BOE at a ratio of six thousand cubic feet (MCF) of natural gas to one BOE. Q3 2014 Turkey oil price based on Brent average price from August 1 – October 31, 2014, as oil is sold on one-month forward price. Q3 2014 Albania oil price based on Brent average price from June 1 – August 31, 2014, per Stream Oil & Gas's fiscal third quarter. Operating netback is calculated as realized price less production costs (field operating expenses).

6

TURKEY WELL ECONOMICS PRICE SENSITIVITY

Şelmo Horizontal Wells (Southeast, Oil, 100% WI) Bahar Vertical Wells (Southeast, Oil, 100% WI)

Benchmark Oil Price $80/BO $70/BO Benchmark Oil Price $80/BO $70/BO

Realized Oil Price $103/BO $71/BO $60/BO Realized Oil Price $103/BO $70/BO $58/BO

Investment ($MM) $2.9 $2.9 $2.9 Investment ($MM) $5.3 $5.3 $5.3

IP Rate 380 BOPD 380 BOPD 380 BOPD IP Rate 450 BOPD 450 BOPD 450 BOPD

EUR 202 MBO 202 MBO 202 MBO EUR 482 MBO 474 MBO 469 MBO

Payout 0.3 years 0.5 years 0.6 years Payout 0.4 years 0.7 years 0.9 years

IRR 272% 158% 118% IRR 210% 125% 95%

Discounted ROI 4.5x 3.0x 2.4x Discounted ROI 5.4x 3.5x 2.8x

Gurgen Vertical Wells (Northwest, Gas, 41.5% WI)

Realized Gas Price $9.19/MCF

Investment, gross ($MM) $1.3

IP Rate, gross 3.5 MMCFPD

EUR, gross 1,200 MMCF

Payout 0.3 years

IRR 572%

Discounted ROI 5.9x

Undiscounted ROI 6.5x

Undiscounted ROI 5.5x 3.6x 2.9x Undiscounted ROI 7.2x 4.6x 3.7x

Note: ROI of 1.0x equals payout. Bahar well economics exclude Bahar 6 well results.

COMBINED VALUE OF RESERVES

- Substantial intrinsic value created with the acquisition of Stream
- TAT currently trades at a price that offers ~200% upside to P1 PV-10 value

YE 2013 Reserves	
P1	27.5 MMBOE
P1 PV-10	$833.6 MM
Shares (12/1/14)	40.7 MM
P1 PV-10/Share	$20.48/share



Photo: Bahar field in the Molla area in southeastern Turkey.

Note: Figures are TransAtlantic and Stream combined in USD. Proved reserves are year end 2013 (TransAtlantic is DeGolyer and MacNaughton SEC reserves as of 12/31/2013, based on $102.07/barrel and $9.92/Mcf. Stream is Deloitte SEC reserves as of 11/30/2013, as revised on 4/29/2014).

8

MANAGEMENT TEAM

TransAtlantic Petroleum Ltd.

Name	Position	Select Experience
N. Malone Mitchell 3rd	Chairman & CEO	Founded Riata Energy (renamed SandRidge, NYSE: SD) and built it to 1 TCF proved reserves, 43 rigs operated; founded Longfellow Energy; owns 40% of TransAtlantic
Todd Dutton	President	Longfellow Energy; Texas Pacific Oil Company; Coquina Oil Corporation; BEREXCO Inc.; Riata Energy, Inc.
James Huling	COO	Longfellow Energy; founded Kiamichi Energy Corp.; Kerr-McGee Corp., Encore Acquisition Company; Ovation Energy Partners; Riata Energy Inc.
Wil Saqueton	VP & CFO	PWC; Intel Corporation; Just Brakes
Matt McCann	General Counsel & Corporate Secretary	Longfellow Energy; Riata Corporate Group; SandRidge Energy, Inc.; Sprouse Shrader Smith PLLC
Lee Muncy	VP Geosciences	Bass Companies; Fina Oil & Chemical Company; TransTexas Gas Corp; Mobil Oil Corporation
Noah M. Mitchell 4th	Vice President	Viking Services, Viking Coil Tubing
Justin Davis	VP Engineering	SandRidge Energy: Piceance Basin operations manager, Permian Basin stimulation design
William Bentley	VP Land	Sandero Resources; Ted W. Walters & Associates
Gary Nilson	Chief Engineer	Pioneer Natural Resources: Barnett Shale reservoir advisor, Vintage Petroleum; Devon Energy; Marathon Oil

9

ALBANIA ACQUISITION

Stream Oil & Gas

ACQUISITION OF STREAM OIL & GAS

TRANSATLANTIC Petroleum Ltd.

- Total consideration: 3.8 million TAT shares
  - 3.2 million upon closing (11/18/14)
  - Remaining 15% upon certain amendments to Albanian license agreements (on or before 8/18/15)
- Acquired 100% of Stream
  - YE13 P1 reserves: 15.3 MMBOE (SEC Case, 86% liquids)
  - Q3 net production: 954 BOPD
  - ~75,000 net acres (30,350 net hectares) in Albania (100% WI)
  - Three oil fields (Gorisht, Cakran, Ballsh)
  - One gas field (Delvina) and one adjacent exploration block



Photo: Gorisht field, Albania, primary development area.

Note: Proved reserves are Deloitte SEC reserves as of 11/30/2013, as revised on 4/29/2014. Production is three months ended 8/31/2014.

11

ADVANTAGES OF COMBINED COMPANY

?Geographical diversification – presence in three countries

?Geological variation – production in several basins, assets in each phase of property life cycle?Balanced oil and natural gas portfolio?Broader base of production will result in less impact  per well?Achieving scale – expect to grow beyond 10,000 BOEPD much sooner

Photo: Şelmo?54H well in southeastern Turkey.

OIL ASSETS

Top Value Generators YE 2014

1. Şelmo Field, Turkey

2. Molla Area, Turkey

3. Gorisht-Cakran-Ballsh, Albania

? Idil Prospect, Turkey

Expected Top Value Generators YE 2016

1. Gorisht-Cakran-Ballsh, Albania

2. Molla Area, Turkey

3. Şelmo Field, Turkey

? Idil Prospect, Turkey

SOUTHEASTERN TURKEY

19 WELLS DRILLED/SPUDDED YEAR-TO-DATE

593,000 gross, 385,000 net acres (240,000 gross, 156,000 net hectares)  in southeast Turkey, area is mostly oil, except Bakuk structure

350,000 acres (142,000 hectares) of proprietary 3D seismic in SE Turkey

Şelmo Field

Drilled 10

Drilling 1 Shell-TPAO

Dadaş Shale

Drilling

Perenco’s

Kastel Field

EUR 15 MMBO

Göksu Field Drilled 4 Bahar Field

Bat- Raman Field

Largest oil field in

Drilling 1 Drilled 2 Turkey

Bakuk Field Idil Prospect

Molla Field Arpatepe Field

Drilling 1

SOUTHEASTERN TURKEY TARGETS

- Multiple pay zones available for vertical and horizontal development


BLACK SEA
TURKEY
MEDITERRANEAN SEA
RUSSIA
GEORGIA
ARMENIA
SYRIA
IRAQ
CYPRUS


Şelmo field producing zone
Göksu field target
Bahar field target
Potential resource play
Bahar field target
MIOCENE PALEOCENE
CRETACEOUS
MARDIN GROUP
TRIASSIC
PALEOZOIC
PERMIAN
SILURIAN (WOODFORD)
ORDOVICIAN
SELMO
MIDYAT-GERCUS
SINAN
GARZAN
KIRADAG
KASTEL
SAYINDERE
KARABABA
DERDERE SABUNSUYU
ULUDERE
HAZRO
DADAS SHALE
HOT SHALE
BEDINAN
Göksu: 5,500 ft
Bahar: 7,400 ft
Bahar: ~8,700 ft
Bahar: ~9,200 ft
Bahar: ~10,000 ft
Target Zones
Open Hole Completion
Fracture Completion

15

ŞELMO FIELD

- Şelmo is a case study for TransAtlantic's objectives and abilities
- Large, legacy carbonate reservoir, discovered 1964, second largest oil field in Turkey
  - OOIP 600-800 MMBO, current recovery 11-15%
- 9,000 acres (3,600 hectares) acquired in 2009 with Incremental Petroleum (100% WI)
- Field was undercapitalized and poorly engineered
- Remodeled field using 3D, well data; generated redevelopment plan
- Identified undrained fault blocks and oil potential in stratigraphic layers of field



Photo: Şelmo-22H well site in southeastern Turkey.


Şelmo Horizontal Well Location
Present-Oil-Contact @ 3300 ssft

Model of Şelmo field generated by TransAtlantic for improved well targeting.

16

ŞELMO FIELD -3D

Geophysical team has recently determined how seismic attributes point to  oil locations, giving us the ability to drill in more precise locations Areas of high oil saturation lead to booking additional locations Intend to test same technique on deeper zones – Lower Şinan Limestone (LSL) and Lower Şinan Dolomite (LSD) Example – proposed trajectory for Şelmo-39H2:

S- S39 H1 39 39H1 S S—39H H2 2 39H 39H2 S57 S-57H1 57H1

S- S39H13939H1 S-S-39H2H2 39H39H2 S57 S-57H1 57H1

540 m 183 m 695 m

Offset: 500 600 700 800 900 1000 1100 1200 1300

-2250.00 -2250.00

-2500.00 -2500.00

MSD_Transition2

Transition Zone

MSD_Transition1

MSD

MSD_COPY

LP MSD_Transition2

LSL LSL_COPY Transition Zone

1

t MSD_Transition1

e

LSL_PS_6 g

r P

-2750.00 a L -2750.00

LSL_PS_5 T MSD S _COPY

LSL_PS_4 O E LSL_COPYLSL

LSL_PS_3 T Low oil

saturation LSL_PS_6

LSL_PS_2 High oil saturation LSL_PS_5

LSL_PS_4

LSL_PS_1 LSL_PS_2            3

-3000.00 -3000.00

OWCil_Down_To

LSLSD_TransitionTr siti Zone

LSD_COPY

Garzan LSD

LSD_PS_3

LSD_PS_2

-3250.00 -3250.00

LSD_PS_1

ŞELMO FIELD DEVELOPMENT DRILLING

Implemented horizontal drilling for the first time in Şelmo field in 2013

Targeting undrained Middle Şinan Dolomite (MSD) zone (1,700m/5,550’  vert. depth) New wells IP up to 700 BOPD; ~30 locations identified and growing 50% increase in oil production in first year of horizontal drilling

ŞELMO FIELD SECONDARY RECOVERY

Commenced secondary recovery in Şelmo in 2014

Converting four-six wells to injection in 2014 as part of  waterflood pilot test Injecting polymer to increase production; initial five wells delivered +250 BOPD Recently injected 3 additional wells; 20+ more polymer locations identified

Şelmo Field Waterflood Conversions

Converted to Injectors in 1Q 2014

MOLLA AREA 3D HIGHLIGHTS PROSPECTS

213,000 gross, 165,000 net acres (86,000 gross, 76,000 net hectares) in southeast Turkey 278,000 acres (113,000 hectares) of proprietary 3D seismic over the Molla area Gross production is >2,500 BOPD within 4,300 acres (1,740 hectares) Dadaş interval (2,840m/9,650’) recently tested 800 BOPD + 500 MCFPD, Bahar-6 well Only 2.2 MMBOE of reserves booked on 10 producing wells and 11 PUDs (YE 2013) Positioned for growth over next several years

Acres Hectares

Producing fields: 4,500 2,000

Prospects, Conventional 34,500 14,000

Prospects, Unconventional 81,000 32,500

Note: Reserves are management estimates.

MOLLA AREA 3D SEISMIC CROSS SECTION

Note the strength of the reflectors for the Bedinan across the prospect areas relative to the  non-prospect areas

Dadaş

C

C’ 21

ALBANIAN OIL FIELDS

Gorisht Field Cakran Field

Discovered 1965, 25,000 BOPD peak Discovered 1977, 6,000 BOPD peak

13 – 16 degree API 14 – 37 degree API, condensates 53 degree API

3,000 net acres (1,214 net hectares) (100% WI) 6,000 net acres (2,428 net hectares) (100% WI)

Currently producing from ~150 wells: ~800 BOPD Currently producing from  ~30 wells: ~625 BOPD gross,

gross, ~400 BOPD net1 ~500 BOPD net1

Depth: 1,000 – 2,500 meters (3,300 – 8,200 feet) Depth: 3,000 – 4,500 meters (9,800 – 15,000 feet)

Producing formations: Cretaceous, Eocene carbonates Producing formations: Cretaceous, Eocene carbonates

Ballsh Field

Discovered 1966, 7,500 BOPD peak

12 – 24 degree API

6,000 net acres (2,428 net hectares) (100% WI)

Currently producing from ~15 wells: ~100 BOPD gross,

~75 BOPD net1

Depth: 1,000 – 3,000 meters (3,300 – 9,800 feet)

Producing formations: Cretaceous, Eocene carbonates

Photo: Gorisht field in Albania.

1 Production is for the three months ended August 31, 2014.  Source: Stream Oil & Gas.

ALBANIAN ASSETS HAVE SIGNIFICANT POTENTIAL

Many existing wells have only

penetrated 6 15m / 20 50’ of the

pay zone, which may be as large as

700m / 2,300’ thick

Oil fields are structurally trapped

carbonate reservoirs, like

TransAtlantic’s Şelmo field, but

significantly thicker

Properties have lacked North

American technology and sufficient

capital investment; significant

untapped resource

Expect to double gross production to

3,000 BOEPD in year one

GROWTH PLAN FOR ALBANIAN OIL FIELDS

• In each of the three Albanian oil fields (Gorisht,

Cakran, Ballsh) we plan to deepen, core and log

two wells in 2015

• Will core the complete reservoir to create a

petrophysical model

• Developing the fields on layers with remaining

oil saturation will improve accuracy of reserves

• Expect to optimize wells with recompletions

and workover activity, anticipate cost

reductions with upgraded equipment and

technology (artificial lift, modern stimulations)

• Modify infrastructure: expanding storage

facilities will result in a higher oil price,

debottlenecking surface production facilities

will decrease costs

Source: Albanian National Agency of Natural Resources.

ALBANIAN PRECEDENT: BANKERS PETROLEUM

Bankers signed a concession for the Patos Marinza oil field

in 2004; grew the asset from 400 BOPD to more than

20,000 BOPD over a ten year period

Development included reactivations, horizontal drilling,

optimizations, secondary recovery, modernization of

surface facilities, field electrification, expansion of export capabilities, preparing to initiate tertiary recovery (steam)

Same oil source, carbonate reservoir breached into

shallower sandstones

Stream oil is higher quality (higher gravity), should receive higher price

Fields produced at a higher original rate than Patos Marinza

20,000 Average Historical Production in Patos Marinza Field

Source: Bankers Petroleum, August 2014 corporate presentation.

16,000

12,000

8,000

4,000

1939 1944 1949 1954 1959 1964 1969 1974 1979 1984 1989 1994  1999 2004 2009 2014

Albpetrol Bankers AAP

IDIL PROSPECT, SOUTHEASTERN TURKEY

Drilling near 1950s Getty well that tested oil; same geology as  Kurdish and Syrian fields Two anticlines to West, both expected gas (including Bakuk field, 50% WI) Onshore Petroleum (ex DNO) carrying TransAtlantic on one exploration well (50% WI)

Ebyat 2

Turkey Spudded 11/14

NATURAL GAS ASSETS

Top Value Generators YE 2014

1. Thrace Basin, Turkey

2. Bakuk Field, Turkey

3. Delvina Field, Albania

4. Koynare Concession, Bulgaria

Expected Top Value Generators YE 2016

1. Delvina Field, Albania

2. Thrace Basin, Turkey

3. Koynare Concession, Bulgaria

4. Bakuk Field, Turkey

THRACE BASIN, NORTHWESTERN TURKEY

11 WELLS DRILLED/SPUDDED YEAR TO DATE

1.5 million gross, 804,000 net acres (592 gross, 325,000 net  hectares) in Northwest Turkey, area mostly gas

877,000 acres (355,000 hectares) of proprietary 3D seismic in northwest  Turkey

Göçerler Field

Drilled 1

Drilled 6

Spudded 1 Drilled 3

Osmanl Field Tekirdağ Field

THRACE BASIN ACTIVITY

Shot 58,000 acres (23,000 hectares) of 3D seismic in the Osmanl area (41.5% WI) in Q4 2013; drilling a campaign of conventional, vertical appraisal wells using seismic leads

Drilled a series of horizontal Tekirdag wells (41.5% WI) in 2013 2014

Plan to convert D0 D1 zones in Tekirdag field to gas storage, feasibility and FEED studies complete complete Mezardere Structure

Dogu Gurgen 1 (V)

Osmanl 1 (V) Tested

Abandoned 4.0 MMCFPD Tavanli 1 (V)

Tested

2.0 MMCFPD

Osmanl

Guney

Osmanl 3 (V)

Tested

0.5 MMCFPD Karaevli

Kayi

Biyikali 2ST (V) Gazi

Tested Tekirdag

1.5 MMCFPD Yagci

6 HZ Wells

Average IP30

1.6 MMCFPD

BAKUK FIELD, SOUTHEASTERN TURKEY

Gas discovery on Bakuk block in 2010 (50% WI); Bakuk 1 well tested 10 MMCFPD

Built 14 mi (23 km) 6 inch pipeline to the south; limited local gas sales since 2011

In October 2014, signed a new sales contract for 5.3 BCF  (minimum 1.1 MMCFPD)

DELVINA GAS FIELD, ALBANIA

One of the largest gas structures in southeast Europe

Discovered 1987

60,000 net acres (24,000 hectares) covering Delvina and three undrilled structures (100% WI)

Gas condensate, 63 degree API

Depth: 2,800 – 4,000 meters (9,200 13,100 feet)

Four structures, two existing vertical wells, currently non producing

DELVINA FIELD GROWTH PLAN

Delvina is a proven gas condensate field

Will finish drilling the D?34 well and complete it with a  multi?stage stimulation

Plan to drill one well on an adjacent structure in 2015

Significant gas condensate field with complex drilling and production  requirements

D-34 location

Source: Stream Oil & Gas, 2013 (modified).

BULGARIA EXPLORATION

160,000 gross, 80,000 net acres (65,000 gross,

32,000 net hectares) (50% WI)

15,600 acres (6,300 hectares) of proprietary

3D seismic in Bulgaria

Deventci R2 (50% WI) tested ~2 MMCFPD +

condensate after perforation in early 2014

New Bulgarian government in place

All approvals received except one to acidize the

well; historical method of stimulating area wells

Drilling the Deventci R2 well in Bulgaria.

Deventci R1

Deventci R2

SUMMARY

Experienced operator

Utilizing proven, North American technology in known international  hydrocarbon basins

Assets in each phase of property life cycle Geographically and geologically diversified Balanced oil and gas potential Delivering significant growth through the drill bit and via acquisitions

Photo: Bahar field in southeastern Turkey.

CONTACT

Taylor Beach

Director of Investor Relations (214) 265 4746 Taylor.Beach@tapcor.com

www.TransAtlanticPetroleum.com

HIGH QUALITY 3D SEISMIC

Significant amount of proprietary 3D seismic, all of which has been  expensed

Area Kms2 Miles2 Acres Hectares

Northwest Turkey 3,548 1,370 876,730 354,800

Southeast Turkey 1,417 547 350,148 141,700

Bulgaria 63 24 15,568 6,300

Total 5,028 1,941 1,242,446 502,800

PV-10 RECONCILIATION

The PV-10 value of the estimated future net revenue are not intended to represent the current market value of the estimated oil and natural gas reserves we own. Management believes that the presentation of PV-10, while not a financial measure in accordance with U.S. GAAP, provides useful information to investors because it is widely used by professional analysts and sophisticated investors in evaluating oil and natural gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes estimated to be paid, the use of a pre-tax measure is valuable when comparing companies based on reserves. PV-10 is not a measure of financial or operating performance under U.S. GAAP.
PV-10 should not be considered as an alternative to the standardized measure as defined under U.S. GAAP.

The following table provides a reconciliation of our SEC P1 PV-10 to our standardized measure:

$US MM	TAT	SKO	TAT + SKO
Total P1 PV-10	**$592.5**	**$241.1**	**$833.6**
Future income taxes	(127.9)[1]	(223.6)[1]	(351.5)[1]
Discount of future income taxes at 10% per annum	31.2[1]	115.9[1]	147.1[1]
Standardized measure	**$495.8**	**$133.4**	**$629.2**

[1] TransAtlantic Petroleum is not a U.S. domiciled corporation.



Photo: Bahar Field in southeastern Turkey.

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